UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock High Income Fund of BlackRock Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 -    Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock High Income Fund
OF BLACKROCK BOND FUND, INC.


ANNUAL REPORT    SEPTEMBER 30, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Bond Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Portfolio Information as of September 30, 2006


Quality Ratings by                             Percent of
S&P/Moody's                                Total Investments

BBB/Baa                                            2.1%
BB/Ba                                             19.0
B/B                                               58.8
CCC/Caa                                            5.9
NR (Not Rated)                                     4.0
Other*                                            10.2

 * Includes portfolio holdings in common stocks, preferred stocks, other interests, warrants and short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets

Chemicals                                          8.8%
Manufacturing                                      7.0
Energy--Other                                      7.0
Paper                                              6.7
Cable--U.S.                                        6.4

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.



Ten Largest                                    Percent of
Corporate Bond Holdings                        Net Assets

Intelsat Subsidiary Holding Co. Ltd.*              1.7%
NRG Energy, Inc.*                                  1.6
American Tire Distributors, Inc.*                  1.6
Reichhold Industries, Inc.                         1.5
Petroleum Export Ltd. II                           1.5
Petrobas International Finance Co.                 1.4
Liberty Media Corp.                                1.4
PanAmSat Corp.                                     1.3
NewPage Corp.                                      1.2
Reliant Energy, Inc.                               1.2

* Includes combined holdings.



Proxy Results


During the six-month period ended September 30, 2006, BlackRock High Income Fund of BlackRock Bond Fund, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted       Shares Voted       Shares Voted
                                                                 For              Against            Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  154,133,026         5,518,192          3,385,307

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  153,610,242         5,781,157          3,645,125



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


  Data, including assets under management, are as of June 30, 2006.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its benchmark and its comparable Lipper category average for the fiscal year, benefiting primarily from its exposure to lower-quality credits and convertible securities.


How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2006, BlackRock High Income Fund of BlackRock Bond Fund, Inc.'s (formerly High Income Portfolio of Merrill Lynch Bond Fund, Inc.) Class A, Class B, Class C and Class I Shares had total returns of +9.06%, +8.49%, +8.42% and +9.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outperformed the +7.76% return of the benchmark Credit Suisse High Yield Index and the +6.69% average return of the Lipper High Current Yield Funds category for the 12-month period. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.) The high yield asset class and the Fund significantly outperformed Treasury issues, which returned +1.18% for the 12-month period as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index. Accordingly, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during the period.

On balance, the high yield market has been fairly strong since May of last year, after absorbing the debt of General Motors Corp. and Ford Motor Co. into the high yield space. Lower-rated securities (that is, the CCC category) fared particularly well during the fiscal period. Although we reduced exposure to these lower-rated credits, we were able to take targeted profits, and those positions that we retained benefited Fund results. Also contributing to the Fund's outperformance was its position in convertible securities (bonds that can be converted to common stock) and exposure to emerging markets debt. The portfolio's position in convertible securities reached as much as 10% of net assets during the fiscal year.

We actively managed the Fund's cash allocation (or commitment to short-term securities), which allowed us the liquidity and flexibility to participate in the new-issue calendar as attractive opportunities became available. Although our cash allocation hindered performance in instances when the market rallied, we felt it was prudent to be heavier in cash at times, consistent with our more conservative portfolio construction. Cash can be advantageous for two reasons. First, considering that the market weathered bouts of volatility along the way, cash added an element of stability in that it does not depreciate in value. Second, as alluded to earlier, having ample cash meant we were able to buy new issues when they came to market, which allowed us to participate actively. This contributed to returns, as several new issues came to the market fairly priced and then rose to attractive premiums. The Fund's cash allocation ranged from as little as 4% - 5% of net assets to as much as 17% - 18% during the year.

Also contributing to relative performance was our tactical use of 10-year Treasury futures, a hedge we established to offset that part of the portfolio that would be somewhat correlated with Treasury issues. The goal was to cushion the Fund from the negative price impact that accompanies periods of rising interest rates. The 10-year Treasury yield rose 30 basis points (.30%) during the year to 4.64%, but reached as high as 5.25% during the course of the 12 months.

In terms of sector attribution, we had positive results from security selection in manufacturing, packaging and energy-other. Conversely, telecommunications, autos and housing detracted.


Describe conditions in the high yield market during the period.

The high yield market generally moved upward over the past 12 months, although it did encounter weakness in October and December 2005 and in June 2006. The extent of the most recent decline was not as intense as that experienced by other markets in the middle of 2006. Global equities and emerging markets securities declined markedly in May. However, the high yield market found support in benign default rates and lower sensitivity to rising interest rates and, therefore, experienced less volatility than other equity and fixed income asset classes.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Yield spreads between Treasury issues and high yield bonds were little changed on a year-over-year basis, falling modestly from 377 basis points on September 30, 2005, to 371 basis points at the end of September 2006. This compared to a trading range of 300 - 410 basis points for the full year 2005. At March 31, 2006, the mid-point of the Fund's fiscal year, the spread was 350 basis points, just 43 basis points from a historic month-end low of 307 basis points in February 2005. We believe spreads should remain fairly narrow as the default rate in the high yield sector remains lower than expectations. According to Moody's, the rolling 12-month default rate was 1.60% in August 2006, down from 2.65% in March 2006. This compared to a much higher default rate of 8.50% at the end of 2002.

Through September 2006, year-to-date new issuance in the market totaled
$94.6 billion, compared to $77.8 billion for the same period last year. Total issuance in 2005 was $103.6 billion comprised of 399 transactions, down from $142.4 billion in 575 transactions in 2004.


What changes were made to the portfolio during the period?

At the mid-point of last year, the Fund had a fairly high concentration in CCC-rated issues. We determined at that time that we would reduce that commitment to bring the Fund to a more conservative posture. As such, we moved the portfolio's position in CCC-rated securities from 25% of net assets (compared to the benchmark's 12%) to 8% at the end of this period (compared to the benchmark's 14%). We were able to take profits on many of these lower-quality, high-beta issues as they rallied with the market, selling several as they reached our target objectives.

Our shift to a more conservative stance was based on our outlook for the high yield market. Although default rates have remained quite low, there is a feeling in the marketplace that this trend will reverse as the economy slows. Although we believe the low level of defaults will extend into 2007, we expect this to change heading into 2008. Financing now appears riskier and fewer quality credits are being financed in the marketplace. However, it will take some time for this to translate into increasing defaults. Still, we felt it was important to anticipate this change and to construct the portfolio more conservatively for a higher default environment. In the high yield space, it is better to be early than late.

Finally, we reduced exposure to emerging markets during the fiscal year, but maintained select exposure where we saw value. We participated actively in the new-issue calendar, making some significant purchases this past August, which reduced the portfolio's cash balance at period-end. We increased holdings of B-rated and BB-rated credits when we discerned value.


How would you characterize the Fund's position at the close of the period?

At fiscal year-end, we had a modest cash position and approximately 8% of net assets invested in CCC-rated securities. The portfolio's biggest concentration was in the B category, at 65% of net assets.

We believe the current low level of defaults may continue well into 2007 and that the economy will experience at least moderate growth into 2007. Such a scenario would be supportive of the creditworthiness of high yield issuers. We also expect that high levels of merger-and-acquisition and leveraged-buyout activity may increase leverage in select sectors and result in higher new-issue volume as equity sponsors finance this activity. Much of this financing is being placed in the loan market, moderating the pressure on the high yield market.


B. Daniel Evans
Vice President and Portfolio Manager


October 2, 2006


Effective October 2, 2006, Portfolio Managers Jeffrey Gary and Scott Amero assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Gary is a Managing Director and portfolio manager with BlackRock, Inc., where he is head of the high yield team and a member of the firm's Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary most recently had been a Managing Director and portfolio manager with AIG (American General) Investment Group, starting in 1998. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Mr. Amero joined BlackRock in 1990.


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Performance Data



About Fund Performance


The Fund has multiple classes of shares:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                      6-Month          12-Month        10-Year        Standardized
As of September 30, 2006                            Total Return     Total Return    Total Return     30-day Yield
Class A Shares*                                        +3.54%           +9.06%          +64.62%           7.06%
Class B Shares*                                        +3.27            +8.49           +56.55            6.82
Class C Shares*                                        +3.24            +8.42           +55.52            6.76
Class I Shares*                                        +3.87            +9.54           +68.95            7.60
Credit Suisse High Yield Index**                       +3.94            +7.76           +98.24             --
Merrill Lynch High Yield Master Index**                +4.20            +7.90           +93.69             --
Ten-Year U.S. Treasury Securities                      +3.80            +1.18           +78.67             --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Class A Shares*++, Class B Shares*++, Class C Shares*++ and Class I Shares*++ compared to a similar investment in Credit Suisse High Yield Index++++. Values illustrated are as follows:


Class A Shares*++

Date                                             Value

September 1996                                 $ 9,600.00
September 1997                                 $10,972.00
September 1998                                 $10,278.00
September 1999                                 $10,858.00
September 2000                                 $11,096.00
September 2001                                 $ 9,756.00
September 2002                                 $ 9,209.00
September 2003                                 $12,169.00
September 2004                                 $13,672.00
September 2005                                 $14,491.00
September 2006                                 $15,803.00


Class B Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $11,386.00
September 1998                                 $10,611.00
September 1999                                 $11,153.00
September 2000                                 $11,339.00
September 2001                                 $ 9,918.00
September 2002                                 $ 9,314.00
September 2003                                 $12,244.00
September 2004                                 $13,685.00
September 2005                                 $14,430.00
September 2006                                 $15,655.00


Class C Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $11,366.00
September 1998                                 $10,602.00
September 1999                                 $11,138.00
September 2000                                 $11,301.00
September 2001                                 $ 9,880.00
September 2002                                 $ 9,273.00
September 2003                                 $12,184.00
September 2004                                 $13,612.00
September 2005                                 $14,344.00
September 2006                                 $15,552.00


Class I Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $11,458.00
September 1998                                 $10,774.00
September 1999                                 $11,409.00
September 2000                                 $11,668.00
September 2001                                 $10,281.00
September 2002                                 $ 9,750.00
September 2003                                 $12,913.00
September 2004                                 $14,543.00
September 2005                                 $15,423.00
September 2006                                 $16,895.00


Credit Suisse High Yield Index

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $11,572.00
September 1998                                 $11,512.00
September 1999                                 $11,966.00
September 2000                                 $12,196.00
September 2001                                 $11,595.00
September 2002                                 $11,925.00
September 2003                                 $15,269.00
September 2004                                 $17,303.00
September 2005                                 $18,396.00
September 2006                                 $19,824.00

   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.

++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below.

     Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/06                    + 9.06%            +4.70%
Five Years Ended 9/30/06                  +10.13             +9.23
Ten Years Ended 9/30/06                   + 5.11             +4.68



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 9/30/06                    + 8.49%            +4.49%
Five Years Ended 9/30/06                  + 9.56             +9.28
Ten Years Ended 9/30/06                   + 4.58             +4.58



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 9/30/06                    + 8.42%            +7.42%
Five Years Ended 9/30/06                  + 9.50             +9.50
Ten Years Ended 9/30/06                   + 4.52             +4.52



                                                            Return
Class I Shares

One Year Ended 9/30/06                                      + 9.54%
Five Years Ended 9/30/06                                    +10.44
Ten Years Ended 9/30/06                                     + 5.38

     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                            Expenses Paid
                                                       Beginning           Ending         During the Period*
                                                     Account Value     Account Value      April 1, 2006 to
                                                        April 1,       September 30,        September 30,
                                                          2006              2006                 2006
Actual

Class A                                                  $1,000          $1,035.40              $4.57
Class B                                                  $1,000          $1,032.70              $7.25
Class C                                                  $1,000          $1,032.40              $7.55
Class I                                                  $1,000          $1,038.70              $3.30

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,020.41              $4.53
Class B                                                  $1,000          $1,017.77              $7.19
Class C                                                  $1,000          $1,017.47              $7.49
Class I                                                  $1,000          $1,021.66              $3.28

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.90% for Class A, 1.43% for Class B, 1.47% for Class C and .65% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Schedule of Investments                                       (in U.S. dollars)


           Face
         Amount  Corporate Bonds                                       Value

Aerospace & Defense--0.4%

 USD  5,600,000  Alliant Techsystems, Inc., 6.75%
                 due 4/01/2016                                   $    5,516,000
        875,000  DRS Technologies, Inc., 6.625%
                    due 2/01/2016                                       859,687
                                                                 --------------
                                                                      6,375,687

Airlines--0.6%

      9,000,000  American Airlines, Inc. Class C, 7.80%
                    due 4/01/2008                                     9,000,000
        299,609  Continental Airlines, Inc. Series 1998-1-C,
                    6.541% due 9/15/2009 (e)                            278,636
                                                                 --------------
                                                                      9,278,636

Automotive--4.1%

                 American Tire Distributors, Inc.:
     15,475,000       11.622% due 4/01/2012 (a)                      14,082,250
      7,800,000       11.622% due 4/01/2012 (a)(f)                    7,098,000
      1,350,000       10.75% due 4/01/2013                            1,225,125
      8,100,000  Asbury Automotive Group, Inc., 8%
                    due 3/15/2014                                     7,998,750
      5,150,000  AutoNation, Inc., 7.507% due 4/15/2013 (a)(f)        5,214,375
     12,575,000  Ford Motor Credit Co., 9.875% due 8/10/2011         13,012,761
     10,575,000  Tenneco Automotive, Inc., 8.625%
                    due 11/15/2014                                   10,442,813
                                                                 --------------
                                                                     59,074,074

Broadcasting--2.3%

      8,600,000  Barrington Broadcasting Group LLC,10.50%
                    due 8/15/2014 (f)                                 8,385,000
      3,300,000  LIN Television Corp. Series B, 6.50%
                    due 5/15/2013                                     3,077,250
     17,175,000  Paxson Communications Corp., 8.757%
                    due 1/15/2012 (a)(f)                             17,303,813
        150,000  Salem Communications Corp., 7.75%
                    due 12/15/2010                                      151,125
      5,350,000  Young Broadcasting, Inc., 8.75%
                    due 1/15/2014                                     4,547,500
                                                                 --------------
                                                                     33,464,688

Cable--International--0.8%

     11,225,000  NTL Cable Plc, 9.125% due 8/15/2016                 11,589,813

Cable--U.S.--5.8%

     25,500,000  Adelphia Communications Corp., 6%
                    due 2/15/2006 (c)(j)(m)                              25,500
     15,250,000  CCH I, LLC,11% due 10/01/2015                       13,877,500
     15,800,000  Cablevision Systems Corp. Series B, 8%
                    due 4/15/2012                                    15,997,500
      3,000,000  Charter Communications Holdings II, LLC,
                    10.25% due 9/15/2010                              3,060,000
                 Intelsat Subsidiary Holding Co. Ltd.:
      9,000,000       10.484% due 1/15/2012 (a)                       9,123,750
      5,200,000        8.25% due 1/15/2013                            5,265,000
      9,475,000       8.625% due 1/15/2015                            9,688,187
      1,762,000  Loral Spacecom Corp., 14% due 11/15/2015 (h)         2,052,730
                 PanAmSat Corp.:
      4,737,000       9% due 8/15/2014                                4,890,953
     13,600,000       9% due 6/15/2016 (f)                           14,008,000
      2,775,000  Quebecor Media, Inc., 7.75% due 3/15/2016            2,778,469
      3,275,000  Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (f)                                 3,700,750
                                                                 --------------
                                                                     84,468,339



           Face
         Amount  Corporate Bonds                                       Value

Chemicals--8.8%

 USD  3,175,000  BCP Caylux Holdings Luxembourg SCA,
                    9.625% due 6/15/2014                         $    3,444,875
                 Equistar Chemicals LP:
      2,375,000       8.75% due 2/15/2009                             2,458,125
      6,050,000       10.625% due 5/01/2011                           6,488,625
                 Huntsman International, LLC:
      2,673,000       9.875% due 3/01/2009                            2,786,602
      1,829,000       10.125% due 7/01/2009                           1,856,435
     10,650,000  Ineos Group Holdings Plc, 8.50%
                    due 2/15/2016 (f)                                10,144,125
     12,600,000  Lyondell Chemical Co., 8.25% due 9/15/2016          12,789,000
      7,950,000  MacDermid, Inc., 9.125% due 7/15/2011                8,287,875
      6,750,000  Millennium America, Inc., 9.25%
                    due 6/15/2008                                     6,952,500
                 Nova Chemicals Corp:
      7,400,000       6.50% due 1/15/2012                             6,956,000
      8,075,000       8.405% due 11/15/2013 (a)                       8,236,500
     15,525,000  Omnova Solutions, Inc., 11.25%
                    due 6/01/2010                                    16,669,969
     22,450,000  Reichhold Industries, Inc., 9%
                    due 8/15/2014 (f)                                22,113,250
                 Rockwood Specialties Group, Inc.:
        600,000       10.625% due 5/15/2011                             642,000
  EUR 1,125,000       7.625% due 11/15/2014                           1,478,538
  USD 7,125,000  Tronox Worldwide LLC, 9.50% due 12/01/2012           7,312,031
      8,250,000  Unifi, Inc., 11.50% due 5/15/2014 (f)                7,837,500
                                                                 --------------
                                                                    126,453,950

Consumer--Non-Durables--1.2%

      8,250,000  American Greetings Corp., 7.375%
                    due 6/01/2016                                     8,373,750
      9,275,000  Levi Strauss & Co., 8.875% due 4/01/2016             9,228,625
                                                                 --------------
                                                                     17,602,375

Diversified Media--4.7%

      3,100,000  CanWest Media, Inc., 8% due 9/15/2012                3,061,250
      4,700,000  Dex Media, Inc., 8% due 11/15/2013                   4,664,750
      4,150,000  Dex Media West LLC, 9.875% due 8/15/2013             4,482,000
     18,025,000  Liberty Media Corp., 0.75% due 3/30/2023 (c)        19,850,031
     11,300,000  Nielsen Finance LLC,10% due 8/01/2014 (f)           11,681,375
      8,925,000  Quebecor World Capital Corp., 8.75%
                    due 3/15/2016 (f)                                 8,590,313
                 RH Donnelley Corp.:
      2,050,000       Series A-1, 6.875% due 1/15/2013                1,870,625
      3,900,000       Series A-2, 6.875% due 1/15/2013                3,558,750
                 Universal City Florida Holding Co. I:
        800,000       8.375% due 5/01/2010                              803,000
      3,100,000       10.239% due 5/01/2010 (a)                       3,185,250
      5,800,000  World Color Press, Inc., 6% due 10/01/2007 (c)       5,734,750
                                                                 --------------
                                                                     67,482,094

Energy--Exploration & Production--2.4%

      5,125,000  Chaparral Energy, Inc., 8.50% due 12/01/2015         5,086,562
     16,050,000  Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                   15,488,250
      6,150,000  Pogo Producing Co., 7.875% due 5/01/2013 (f)         6,265,313
      8,050,000  Quicksilver Resources, Inc., 7.125%
                    due 4/01/2016                                     7,627,375
                                                                 --------------
                                                                     34,467,500



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount  Corporate Bonds                                       Value

Energy--Other--7.0%

 USD  5,175,000  Allis-Chalmers Energy, Inc., 9%
                    due 1/15/2014 (f)                            $    5,187,937
      6,725,000  Copano Energy LLC, 8.125% due 3/01/2016              6,809,063
      8,125,000  Ferrellgas Partners LP, 8.75% due 6/15/2012          8,450,000
      9,275,000  MarkWest Energy Partners LP, 8.50%
                    due 7/15/2016 (f)                                 9,344,563
      2,150,000  PHI, Inc., 7.125% due 4/15/2013 (f)                  2,037,125
     18,000,000  Petrobras International Finance Co., 7.75%
                    due 9/15/2014                                    19,917,000
     22,277,366  Petroleum Export Ltd. II, 6.34%
                    due 6/20/2011 (e)(f)                             21,636,892
     10,400,000  SemGroup LP, 8.75% due 11/15/2015 (f)               10,491,000
     17,475,000  Suburban Propane Partners, LP, 6.875%
                    due 12/15/2013                                   16,863,375
                                                                 --------------
                                                                    100,736,955

Financial--1.9%

     16,750,000  Fairfax Financial Holdings Ltd., 7.75%
                    due 4/26/2012                                    15,577,500
      3,700,000  Saxon Capital, Inc., 12% due 5/01/2014 (f)           5,130,516
      7,275,000  Triad Acquisition Corp. Series B, 11.125%
                    due 5/01/2013                                     6,693,000
                                                                 --------------
                                                                     27,401,016

Food & Drug--0.1%

      1,650,000  Stripes Acquisition LLC, 10.625%
                    due 12/15/2013 (f)                                1,757,250

Food & Tobacco--0.4%

      3,200,000  AmeriQual Group LLC, 9.50% due 4/01/2012 (f)         3,280,000
     20,000,000  DGS International Finance Co., 10%
                    due 6/01/2007 (f)(j)                                100,000
      2,150,000  Del Monte Corp., 8.625% due 12/15/2012               2,254,812
                                                                 --------------
                                                                      5,634,812

Gaming--5.0%

      8,750,000  Boyd Gaming Corp., 7.125% due 2/01/2016              8,465,625
                 Galaxy Entertainment Finance Co. Ltd. (f):
      5,425,000       10.42% due 12/15/2010 (a)                       5,669,125
      1,800,000       9.875% due 12/15/2012                           1,883,250
      8,825,000  Jacobs Entertainment Co., 9.75%
                    due 6/15/2014 (f)                                 8,736,750
      7,625,000  Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (f)                          7,605,937
     10,125,000  MGM Mirage, 6.75% due 4/01/2013                      9,947,813
      2,150,000  MTR Gaming Group, Inc., 9% due 6/01/2012 (f)         2,160,750
      3,200,000  Majestic Star Casino LLC, 9.50%
                    due 10/15/2010                                    3,272,000
                 Station Casinos, Inc.:
      4,625,000       7.75% due 8/15/2016                             4,798,438
      8,050,000       6.625% due 3/15/2018                            7,265,125
      1,825,000  Turning Stone Resort Casino Enterprise,
                    9.125% due 9/15/2014 (f)                          1,843,250
     10,500,000  Wynn Las Vegas LLC, 6.625% due 12/01/2014           10,185,000
                                                                 --------------
                                                                     71,833,063

Health Care--3.1%

      2,375,000  Angiotech Pharmaceuticals, Inc., 7.75%
                    due 4/01/2014 (f)                                 2,256,250
      6,250,000  HealthSouth Corp., 10.75% due 6/15/2016 (f)          6,382,812
      6,275,000  Select Medical Corp., 7.625% due 2/01/2015           5,286,688



           Face
         Amount  Corporate Bonds                                       Value

Health Care (concluded)

                 Tenet Healthcare Corp.:
 USD  6,775,000       9.875% due 7/01/2014                       $    6,749,594
      7,950,000       9.25% due 2/01/2015                             7,651,875
     10,375,000  US Oncology, Inc., 10.75% due 8/15/2014             11,360,625
      4,000,000  Ventas Realty, LP, 9% due 5/01/2012                  4,460,000
                                                                 --------------
                                                                     44,147,844

Housing--3.8%

     17,375,000  Ashton Woods USA LLC, 9.50%
                    due 10/01/2015                                   15,029,375
                 Building Materials Corp. of America:
      3,100,000       8% due 12/01/2008                               3,072,875
      7,925,000       7.75% due 8/01/2014                             7,033,437
      3,975,000  Goodman Global Holding Co., Inc., 7.875%
                    due 12/15/2012                                    3,786,187
      7,035,000  Ply Gem Industries, Inc., 9% due 2/15/2012           5,610,413
     14,000,000  Stanley-Martin Communities LLC, 9.75%
                    due 8/15/2015                                    11,095,000
     10,000,000  Technical Olympic USA, Inc., 8.25%
                    due 4/01/2011 (f)                                 9,212,500
                                                                 --------------
                                                                     54,839,787

Information Technology--3.0%

     10,861,000  Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (c)                                14,010,690
      6,475,000  Nortel Networks Ltd., 10.125%
                    due 7/15/2013 (f)                                 6,831,125
                 SunGard Data Systems, Inc.:
      9,100,000       9.125% due 8/15/2013                            9,418,500
      6,000,000       9.973% due 8/15/2013 (a)                        6,225,000
     10,100,000  Telcordia Technologies Inc., 10%
                    due 3/15/2013 (f)                                 6,716,500
                                                                 --------------
                                                                     43,201,815

Leisure--1.0%

     12,350,000  Host Marriott LP, 6.75% due 6/01/2016               12,180,187
      1,525,000  Intrawest Corp., 7.50% due 10/15/2013                1,637,469
                                                                 --------------
                                                                     13,817,656

Manufacturing--5.5%

     12,125,000  Case New Holland, Inc., 6% due 6/01/2009            11,958,281
      6,675,000  Caue Finance Ltd., 8.875% due 8/01/2015 (f)          7,225,687
      5,450,000  Chart Industries, Inc., 9.125% due 10/15/2015 (f)    5,640,750
      3,997,000  Columbus McKinnon Corp., 10% due 8/01/2010           4,326,752
      8,158,000  Invensys Plc, 9.875% due 3/15/2011 (f)               8,810,640
      4,550,000  Mueller Group, Inc., 10% due 5/01/2012               4,942,438
      6,175,000  Propex Fabrics, Inc., 10% due 12/01/2012             5,603,813
     15,150,000  Sensata Technologies B.V., 8% due 5/01/2014 (f)     14,733,375
     16,325,000  Superior Essex Communications LLC, 9%
                    due 4/15/2012                                    16,569,875
                                                                 --------------
                                                                     79,811,611

Metal--Other--2.3%

     10,425,000  Indalex Holding Corp., 11.50% due 2/01/2014 (f)     11,050,500
      7,475,000  Novelis, Inc., 8.25% due 2/15/2015 (f)               7,101,250
      6,900,000  RathGibson, Inc., 11.25% due 2/15/2014 (f)           7,107,000
      7,720,000  Southern Copper Corp., 6.375% due 7/27/2015          7,699,573
                                                                 --------------
                                                                     32,958,323



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


           Face
         Amount  Corporate Bonds                                       Value

Packaging--0.7%

 USD  5,825,000  Berry Plastics Holding Corp., 9.265%
                    due 9/15/2014 (a)(f)                         $    5,854,125
        625,000  Owens-Illinois, Inc., 7.35% due 5/15/2008              629,688
      3,250,000  Packaging Dynamics Finance Corp., 10%
                    due 5/01/2016 (f)                                 3,282,500
                                                                 --------------
                                                                      9,766,313

Paper--6.5%

     21,000,000  APP Finance II Mauritius Ltd, 12% (d)(j)               105,000
     11,025,000  Ainsworth Lumber Co. Ltd., 7.25%
                    due 10/01/2012                                    8,158,500
      3,325,000  Boise Cascade LLC, 7.125% due 10/15/2014             3,100,562
     10,550,000  Domtar, Inc., 7.125% due 8/15/2015                   9,811,500
     11,331,000  Graphic Packaging International Corp., 9.50%
                    due 8/15/2013                                    11,585,947
 EUR  8,892,760  Jefferson Smurfit Group Plc,
                    11.50% due 10/01/2015 (f)(h)                     11,602,876
 USD 14,000,000  Mandra Forestry, 12% due 5/15/2013 (f)              11,340,000
                 NewPage Corp.:
      6,475,000       11.739% due 5/01/2012 (a)                       6,993,000
     10,525,000       12% due 5/01/2013                              10,893,375
      4,575,000  P.H. Glatfelter Co., 7.125% due 5/01/2016 (f)        4,461,023
      3,384,383  PT Pabrik Kertas Tjiwa Kimia Tranche B, 3.783%
                    due 4/28/2018 (f)                                 1,793,723
     13,750,000  Smurfit Kappa Funding Plc, 9.625%
                    due 10/01/2012                                   14,506,250
                                                                 --------------
                                                                     94,351,756

Retail--2.5%

     10,575,000  General Nutrition Centers, Inc., 8.625%
                    due 1/15/2011                                    10,812,937
                 Neiman Marcus Group, Inc.:
      6,550,000       9% due 10/15/2015                               6,959,375
      6,125,000       10.375% due 10/15/2015                          6,615,000
     11,200,000  Southern States Cooperative, Inc.,10.50%
                    due 11/01/2010 (f)                               11,732,000
                                                                 --------------
                                                                     36,119,312

Service--3.6%

      1,500,000  Ahern Rentals, Inc., 9.25% due 8/15/2013             1,537,500
                 Allied Waste North America, Inc.:
      6,225,000       6.375% due 4/15/2011                            6,069,375
        125,000       Series B, 5.75% due 2/15/2011                     119,844
     12,850,000  Ashtead Capital, Inc., 9% due 8/15/2016 (f)         13,364,000
      4,000,000  Ashtead Holdings Plc, 8.625% due 8/01/2015 (f)       4,060,000
                 Avis Budget Car Rental, LLC (f):
      2,400,000       7.625% due 5/15/2014                            2,328,000
        250,000       7.905% due 5/15/2014 (a)                          245,000
      1,900,000  Buhrmann US, Inc., 8.25% due 7/01/2014               1,876,250
      2,025,000  Corrections Corp. of America, 6.75%
                    due 1/31/2014                                     2,025,000
      6,075,000  Dycom Industries, Inc., 8.125% due 10/15/2015        6,135,750
      3,125,000  Knowledge Learning Corp., Inc., 7.75%
                    due 2/01/2015 (f)                                 2,921,875
      2,100,000  Mac-Gray Corp., 7.625% due 8/15/2015                 2,142,000
 GBP  4,975,000  WRG Acquisitions Plc, 8.223%
                    due 12/15/2011 (a)(f)                             9,525,310
                                                                 --------------
                                                                     52,349,904

Steel--0.7%

 USD  9,000,000  CSN Islands VIII Corp., 9.75%
                    due 12/16/2013 (f)                               10,282,500



           Face
         Amount  Corporate Bonds                                       Value

Telecommunications--2.8%

                 ADC Telecommunications, Inc. (c):
 USD  4,615,000       1% due 6/15/2008                           $    4,309,256
      5,500,000       5.795% due 6/15/2013 (a)                        5,307,500
      9,300,000  Qwest Corp., 7.50% due 10/01/2014 (f)                9,602,250
      8,750,000  Time Warner Telecom Holdings, Inc., 9.25%
                    due 2/15/2014                                     9,209,375
     11,800,000  Windstream Corp., 8.125% due 8/01/2013 (f)          12,522,750
                                                                 --------------
                                                                     40,951,131

Utility--6.3%

      4,050,000  The AES Corp., 7.75% due 3/01/2014                   4,212,000
      9,625,000  AES Dominicana Energia Finance SA, 11%
                    due 12/13/2015 (f)                                9,913,750
      1,895,000  CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (c)                                 2,416,125
     10,150,000  Dynegy Holdings, Inc., 8.375% due 5/01/2016         10,327,625
      3,375,000  Edison Mission Energy, 7.75% due 6/15/2016 (f)       3,417,187
     10,575,000  Mirant North America LLC, 7.375%
                    due 12/31/2013                                   10,588,219
                 NRG Energy, Inc.:
     11,250,000       7.25% due 2/01/2014                            11,165,625
     12,650,000       7.375% due 2/01/2016                           12,570,938
     17,025,000  Reliant Energy, Inc., 9.50% due 7/15/2013           17,663,438
      3,900,000  Sierra Pacific Resources, 8.625% due 3/15/2014       4,210,896
      4,603,698  Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (e)(f)                              4,511,274
                                                                 --------------
                                                                     90,997,077

                 Total Corporate Bonds
                 (Cost--$1,315,079,279)--87.3%                    1,261,215,281



         Shares
           Held  Common Stocks (i)

Cable--U.S.--0.4%

        244,101  Loral Space & Communications Ltd.                    6,424,738

Manufacturing--1.5%

        852,625  Medis Technologies Ltd.                             21,068,364

Paper--0.2%

      1,610,897  Western Forest Products, Inc.                        2,368,011

Telecommunications--0.0%

              2  PTV, Inc.                                                1,001

                 Total Common Stocks
                 (Cost--$63,248,228)--2.1%                           29,862,114



                 Preferred Securities

           Face
         Amount  Capital Trusts

Health Care--0.9%

 USD 13,144,000  Fresenius Medical Care Capital Trust II,
                    7.875% due 2/01/2008                             13,374,020

                 Total Capital Trusts
                 (Cost--$13,168,961)--0.9%                           13,374,020



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


         Shares
           Held  Preferred Stocks                                      Value

Cable--U.S.--0.2%

 USD     13,277  Loral Spacecom Corp. Series A, 12% (h)           $   2,648,762

Telecommunications--0.0%

            130  PTV, Inc. Series A, 10%                                    384

                 Total Preferred Stocks
                 (Cost--$2,623,910)--0.2%                             2,649,146

                 Total Preferred Securities
                 (Cost--$15,792,871)--1.1%                           16,023,166



                 Warrants (b)

Cable--International--0.0%

        117,980  NTL, Inc. (expires 1/13/2011)                           42,473

Cable--U.S.--0.0%

         15,000  Loral Space & Communications
                    (expires 1/15/2007)                                     150

Health Care--0.0%

        201,408  HealthSouth Corp. (expires 1/16/2014)                  352,464

Wireless Communications--0.2%

          3,600  American Tower Corp. (expires 8/01/2008)             1,854,152

                 Total Warrants
                 (Cost--$526,647)--0.2%                               2,249,239



     Beneficial
      Interests  Other Interests (g)                                   Value

Airlines--0.1%

                 US Airways, Inc.--Equipment
                    Trust Certificates:
 USD  1,092,000       Series 1988-F                               $     240,240
      1,092,000       Series 1988-G                                     240,240
      1,092,000       Series 1988-H                                     240,240
      1,092,000       Series 1988-I                                     240,240
      1,432,000       Series A                                          315,040
      1,815,000       Series C                                          399,300
      1,107,000       Series E                                          243,540

                 Total Other Interests
                 (Cost--$8,828,705)--0.1%                             1,918,840



                 Short-Term Securities

 USD108,595,946  BlackRock Liquidity Series, LLC Cash
                    Sweep Series I, 5.18% (k)(l)                    108,595,946

                 Total Short-Term Securities
                 (Cost--$108,595,946)--7.5%                         108,595,946

Total Investments
(Cost--$1,512,071,676*)--98.3%                                    1,419,864,586
Other Assets Less Liabilities--1.7%                                  24,983,247
                                                                 --------------
Net Assets--100.0%                                               $1,444,847,833
                                                                 ==============

  * The cost and unrealized appreciation (depreciation) of investments, as of September 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $  1,514,815,476
                                                   ================
    Gross unrealized appreciation                  $     33,076,171
    Gross unrealized depreciation                     (128,027,061)
                                                   ----------------
    Net unrealized depreciation                    $   (94,950,890)
                                                   ================

(a) Floating rate security.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Convertible security.

(d) Security is a perpetual bond and has no definite maturity date.

(e) Subject to principal paydowns.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(h) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(i) Non-income producing security.

(j) Non-income producing security; issuer filed for bankruptcy and/or is in default of interest payments.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                    $(6,442,648)    $7,385,814


(l) Represents the current yield as of September 30, 2006.

(m) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Currency Abbreviations:
        EUR  Euro
        GBP  British Pound
        USD  U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Statement of Assets and Liabilities

As of September 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$1,403,475,730)                         $ 1,311,268,640
       Investments in affiliated securities, at value (identified cost--$108,595,946)                                 108,595,946
       Cash                                                                                                               717,422
       Foreign cash (cost--$4,186)                                                                                          4,332
       Receivables:
           Interest                                                                            $    29,489,374
           Capital shares sold                                                                         756,813
           Paydowns                                                                                     38,118
           Dividends                                                                                     7,217         30,291,522
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  276,285
                                                                                                                  ---------------
       Total assets                                                                                                 1,451,154,147
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                                 2,789,149
           Capital shares redeemed                                                                   1,262,088
           Custodian                                                                                   717,200
           Distributor                                                                                 484,741
           Investment adviser                                                                          442,919
           Other affiliates                                                                            406,648          6,102,745
                                                                                               ---------------
       Accrued expenses                                                                                                   203,569
                                                                                                                  ---------------
       Total liabilities                                                                                                6,306,314
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,444,847,833
                                                                                                                  ===============

Net Assets Consist of*

       Class A Common Stock, $.10 par value, 500,000,000 shares authorized                                        $    10,770,329
       Class B Common Stock, $.10 par value, 1,500,000,000 shares authorized                                            5,559,257
       Class C Common Stock, $.10 par value, 200,000,000 shares authorized                                              5,356,058
       Class I Common Stock, $.10 par value, 500,000,000 shares authorized                                              6,527,065
       Paid-in capital in excess of par                                                                             3,502,596,053
       Undistributed investment income--net                                                    $    19,422,482
       Accumulated realized capital losses--net                                                (2,013,176,499)
       Unrealized depreciation--net                                                               (92,206,912)
                                                                                               ---------------
       Total accumulated losses--net                                                                              (2,085,960,929)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,444,847,833
                                                                                                                  ===============

Net Asset Value*

       Class A--Based on net assets of $551,649,476 and 107,703,288 shares outstanding                            $          5.12
                                                                                                                  ===============
       Class B--Based on net assets of $284,787,100 and 55,592,574 shares outstanding                             $          5.12
                                                                                                                  ===============
       Class C--Based on net assets of $274,416,099 and 53,560,583 shares outstanding                             $          5.12
                                                                                                                  ===============
       Class I--Based on net assets of $333,995,158 and 65,270,654 shares outstanding                             $          5.12
                                                                                                                  ===============

           * Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A,
             Investor B, Investor C1 and Institutional Shares, respectively.

             See Notes to Financial Statements.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Statement of Operations

For the Year Ended September 30, 2006
Investment Income

       Interest (including $7,385,814 from affiliates)                                                            $   116,078,697
       Dividends                                                                                                          665,972
       Other                                                                                                              843,988
                                                                                                                  ---------------
       Total income                                                                                                   117,588,657
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     5,973,186
       Account maintenance and distribution fees--Class B*                                           2,618,861
       Account maintenance and distribution fees--Class C*                                           1,968,188
       Account maintenance fees--Class A*                                                            1,275,137
       Transfer agent fees--Class A*                                                                   811,519
       Transfer agent fees--Class B*                                                                   639,319
       Transfer agent fees--Class I*                                                                   525,095
       Transfer agent fees--Class C*                                                                   485,532
       Accounting services                                                                             343,163
       Professional fees                                                                               308,938
       Printing and shareholder reports                                                                110,020
       Registration fees                                                                                76,760
       Custodian fees                                                                                   44,858
       Pricing fees                                                                                     20,828
       Directors' fees and expenses                                                                     18,260
       Other                                                                                            58,904
                                                                                               ---------------
       Total expenses                                                                                                  15,278,568
                                                                                                                  ---------------
       Investment income--net                                                                                         102,310,089
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                       (90,729,808)
           Financial futures contracts and swaps--net                                                2,249,703
           Foreign currency transactions--net                                                          139,003       (88,341,102)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        108,989,409
           Financial futures contracts and swaps--net                                                (368,253)
           Foreign currency transactions--net                                                           35,660        108,656,816
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         20,315,714
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   122,625,803
                                                                                                                  ===============

           * Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A,
             Investor B, Investor C1 and Institutional Shares, respectively.

             See Notes to Financial Statements.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                         September 30,
Increase (Decrease) in Net Assets:                                                                     2006           2005
Operations

       Investment income--net                                                                  $   102,310,089    $   127,037,851
       Realized loss--net                                                                         (88,341,102)       (54,068,855)
       Change in unrealized appreciation/depreciation--net                                         108,656,816         24,805,439
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        122,625,803         97,774,435
                                                                                               ---------------    ---------------

Dividends to Shareholders**

       Investment income--net:
           Class A                                                                                (37,287,226)       (37,949,072)
           Class B                                                                                (23,723,534)       (39,606,978)
           Class C                                                                                (16,536,098)       (15,083,283)
           Class I                                                                                (24,990,275)       (37,911,824)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                       (102,537,133)      (130,551,157)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (53,634,271)      (339,395,472)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                  10,741             13,142
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (33,534,860)      (372,159,052)
       Beginning of year                                                                         1,478,382,693      1,850,541,745
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,444,847,833    $ 1,478,382,693
                                                                                               ===============    ===============
            * Undistributed investment income--net                                             $    19,422,482    $    18,497,240
                                                                                               ===============    ===============

           ** Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A,
              Investor B, Investor C1 and Institutional Shares, respectively.

              See Notes to Financial Statements.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Financial Highlights

The following per share data                         Class A++++                                     Class B++++
and ratios have been derived
from information provided in               For the Year Ended September 30,                For the Year Ended September 30,
the financial statements.             2006     2005      2004     2003     2002       2006     2005      2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                          $     5.05 $   5.15 $   4.92  $   4.05 $   4.74  $   5.05  $   5.15  $   4.92  $   4.05 $   4.74
                                 -----------------------------------------------  -----------------------------------------------
Investment income--net                .37++    .39++    .36++     .38++      .46     .34++     .36++     .34++     .36++      .43
Realized and unrealized
gain (loss)--net                      .06**  (.09)**    .23**       .89    (.69)     .07**   (.08)**     .23**       .88    (.69)
                                 -----------------------------------------------  -----------------------------------------------
Total from investment operations        .43      .30      .59      1.27    (.23)       .41       .28       .57      1.24    (.26)
                                 -----------------------------------------------  -----------------------------------------------
Less dividends from investment
income--net                           (.36)    (.40)    (.36)     (.40)    (.46)     (.34)     (.38)     (.34)     (.37)    (.43)
                                 -----------------------------------------------  -----------------------------------------------
Net asset value, end of year     $     5.12 $   5.05 $   5.15  $   4.92 $   4.05  $   5.12  $   5.05  $   5.15  $   4.92 $   4.05
                                 ===============================================  ===============================================

Total Investment Return*

Based on net asset value
per share                             9.06%    5.99%12.35%+++    32.13%  (5.60%)     8.49%     5.44% 11.77%+++    31.45%  (6.09%)
                                 ===============================================  ===============================================

Ratios to Average Net Assets

Expenses                               .89%     .85%     .89%      .86%     .86%     1.42%     1.37%     1.40%     1.39%    1.39%
                                 ===============================================  ===============================================
Investment income--net                7.29%    7.58%    7.09%     8.39%    9.93%     6.78%     6.99%     6.57%     8.00%    9.52%
                                 ===============================================  ===============================================

Supplemental Data

Net assets, end of year
(in thousands)                   $  551,649 $488,006 $471,585  $411,467 $274,069  $284,787  $428,812  $648,270  $852,371 $894,051
                                 ===============================================  ===============================================
Portfolio turnover                   77.08%   67.06%  102.54%   106.52%   46.18%    77.08%    67.06%   102.54%   106.52%   46.18%
                                 ===============================================  ===============================================

      * Total investment returns exclude the effects of sales charges.

     ** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

   ++++ Effective October 2, 2006, Class A and Class B Shares were redesignated Investor A and
        Investor B Shares, respectively.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

        See Notes to Financial Statements.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Financial Highlights (concluded)

The following per share data                         Class C++++                                     Class I++++
and ratios have been derived
from information provided in               For the Year Ended September 30,                For the Year Ended September 30,
the financial statements.             2006     2005      2004     2003     2002       2006     2005      2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                          $     5.05 $   5.15 $   4.92  $   4.05 $   4.74  $   5.04  $   5.15  $   4.92  $   4.05 $   4.73
                                 -----------------------------------------------  -----------------------------------------------
Investment income--net                .34++    .36++    .33++     .35++      .43     .38++     .40++     .37++     .39++      .47
Realized and unrealized
gain (loss)--net                      .08**  (.09)**    .23**       .89    (.69)     .08**   (.09)**     .24**       .89    (.68)
                                 -----------------------------------------------  -----------------------------------------------
Total from investment operations        .42      .27      .56      1.24    (.26)       .46       .31       .61      1.28    (.21)
                                 -----------------------------------------------  -----------------------------------------------
Less dividends from investment
income--net                           (.35)    (.37)    (.33)     (.37)    (.43)     (.38)     (.42)     (.38)     (.41)    (.47)
                                 -----------------------------------------------  -----------------------------------------------
Net asset value, end of year     $     5.12 $   5.05 $   5.15  $   4.92 $   4.05  $   5.12  $   5.04  $   5.15  $   4.92 $   4.05
                                 ===============================================  ===============================================

Total Investment Return*

Based on net asset value
per share                             8.42%    5.38%11.72%+++    31.38%  (6.14%)     9.54%     6.05% 12.63%+++    32.42%  (5.16%)
                                 ===============================================  ===============================================

Ratios to Average Net Assets

Expenses                              1.48%    1.43%    1.46%     1.44%    1.44%      .64%      .60%      .64%      .61%     .62%
                                 ===============================================  ===============================================
Investment income--net                6.70%    7.00%    6.53%     7.88%    9.37%     7.55%     7.75%     7.33%     8.69%   10.21%
                                 ===============================================  ===============================================

Supplemental Data

Net assets, end of year
(in thousands)                   $  274,416 $220,443 $191,203  $177,568 $147,198  $333,995  $341,122  $539,484  $471,771 $377,623
                                 ===============================================  ===============================================
Portfolio turnover                   77.08%   67.06%  102.54%   106.52%   46.18%    77.08%    67.06%   102.54%   106.52%   46.18%
                                 ===============================================  ===============================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Class I Shares are no longer subject to any front-end sales charge.

     ** Includes a redemption fee, which is less than $.01 per share.

     ++ Based on average shares outstanding.

   ++++ Effective October 2, 2006, Class C and Class I Shares were redesignated Investor C1 and
        Institutional Shares, respectively.

    +++ Fund Asset Management, L.P. (an affiliate) reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total investment return.

        See Notes to Financial Statements.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, High Income Portfolio (the "ML Fund") and Merrill Lynch Bond Fund, Inc., which the ML Fund is a part of, were renamed BlackRock High Income Fund (the "Fund") and BlackRock Bond Fund, Inc. (the "Bond Fund"), respectively. The Bond Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Bond Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Bond Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Bond Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Bond Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Bond Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Bond Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Bond Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual funds in the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Bond Fund.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(k) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(l) Custodian--The Fund recorded an amount payable to the custodian resulting from a delay in a reversal of an incorrect security transaction settlement.

(m) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,152,286 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification is the result of permanent differences attributable to securities in default, foreign currency transactions, amortization methods on fixed income securities and swap agreements. This reclassification has no effect on net assets or net asset values per share.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Bond Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Bond Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Bond Fund. There is no increase in the aggregate fees paid by the Bond Fund for these services.

FAM is responsible for the management of the Fund and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Bond Fund. For such services, the Bond Fund pays a monthly fee with respect to the Fund based upon the aggregate average daily value of the Fund's net assets, and the Bond Fund's BlackRock Intermediate Term Fund's (formerly Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.) and Master Bond Portfolio (formerly Master Core Bond Portfolio) of Master Bond Trust's net assets at the following annual rates: .55% of the Bond Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; .45% of average daily net assets in excess of $500 million but not exceeding
$750 million; and .40% of average daily net assets in excess of $750 million. For the year ended September 30, 2006, the aggregate average daily net assets of the Fund, including the Bond Fund's BlackRock Intermediate Term Fund and Master Bond Portfolio, was approximately $4,670,883,000.

Pursuant to the Distribution Plans adopted by the Bond Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Bond Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .50%
Class C                                         .25%               .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Bond Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                     $ 51,021          $ 439,807
Class I                                     $    291          $   4,610


For the year ended September 30, 2006, MLPF&S received contingent deferred sales charges of $166,081 and $46,723 relating to transactions in Class B and Class C Shares of the Fund, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market Bond Funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

In addition, MLPF&S received $2,344 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 2006.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Bond Fund's transfer agent.

For the year ended September 30, 2006, the Fund reimbursed FAM $32,253 for certain accounting services.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc. became an additional distributor. MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or directors of the Bond Fund are officers and/or directors of FAM, PSI, FAMD, FDS, MLAM U.K., MLIM, ML & Co., and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended September 30, 2006 were $975,863,445 and $1,025,337,762, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $53,634,271 and $339,395,472 for the years ended September 30, 2006 and September 30, 2005, respectively.


Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Class R Shares were not redesignated.


Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               15,602,097    $    79,184,831
Automatic conversion of shares            15,228,380         77,117,870
Shares issued to shareholders in
   reinvestment of dividends               4,316,720         21,864,061
                                     ---------------    ---------------
Total issued                              35,147,197        178,166,762
Shares redeemed                         (24,093,934)      (122,019,251)
                                     ---------------    ---------------
Net increase                              11,053,263    $    56,147,511
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               16,573,666    $    85,777,658
Automatic conversion of shares            12,963,188         66,744,231
Shares issued to shareholders in
   reinvestment of dividends               4,041,045         20,818,359
                                     ---------------    ---------------
Total issued                              33,577,899        173,340,248
Shares redeemed                         (28,478,789)      (146,606,214)
                                     ---------------    ---------------
Net increase                               5,099,110    $    26,734,034
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                3,863,778    $    19,599,779
Shares issued to shareholders in
   reinvestment of dividends               2,213,073         11,196,952
                                     ---------------    ---------------
Total issued                               6,076,851         30,796,731
                                     ---------------    ---------------
Automatic conversion of shares          (15,228,380)       (77,117,870)
Shares redeemed                         (20,167,524)      (102,089,045)
                                     ---------------    ---------------
Total redeemed                          (35,395,904)      (179,206,915)
                                     ---------------    ---------------
Net decrease                            (29,319,053)    $ (148,410,184)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                5,635,202    $    29,242,286
Shares issued to shareholders in
   reinvestment of dividends               3,437,367         17,748,293
                                     ---------------    ---------------
Total issued                               9,072,569         46,990,579
                                     ---------------    ---------------
Automatic conversion of shares          (12,963,166)       (66,744,231)
Shares redeemed                         (37,023,658)      (191,426,047)
                                     ---------------    ---------------
Total redeemed                          (49,986,824)      (258,170,278)
                                     ---------------    ---------------
Net decrease                            (40,914,255)    $ (211,179,699)
                                     ===============    ===============



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               17,598,060    $    89,312,546
Shares issued to shareholders in
   reinvestment of dividends               2,277,466         11,541,584
                                     ---------------    ---------------
Total issued                              19,875,526        100,854,130
Shares redeemed                          (9,960,233)       (50,471,501)
                                     ---------------    ---------------
Net increase                               9,915,293    $    50,382,629
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               16,285,467    $    84,255,178
Shares issued to shareholders in
   reinvestment of dividends               1,791,300          9,220,763
                                     ---------------    ---------------
Total issued                              18,076,767         93,475,941
Shares redeemed                         (11,538,023)       (59,562,637)
                                     ---------------    ---------------
Net increase                               6,538,744    $    33,913,304
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                8,233,396    $    41,762,077
Shares issued to shareholders in
   reinvestment of dividends               2,367,622         11,981,647
                                     ---------------    ---------------
Total issued                              10,601,018         53,743,724
Shares redeemed                         (12,951,824)       (65,497,951)
                                     ---------------    ---------------
Net decrease                             (2,350,806)    $  (11,754,227)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                8,749,442    $    45,297,625
Shares issued to share-
   holders in reinvestment
   of dividends                            4,245,074         21,919,381
                                     ---------------    ---------------
Total issued                              12,994,516         67,217,006
Shares redeemed                         (50,216,853)      (256,080,117)
                                     ---------------    ---------------
Net decrease                            (37,222,337)    $ (188,863,111)
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2006.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:


                                           9/30/2006          9/30/2005

Distributions paid from:
   Ordinary income                   $   102,537,133    $   130,551,157
                                     ---------------    ---------------
Total taxable distributions          $   102,537,133    $   130,551,157
                                     ===============    ===============


As of September 30, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                     $     22,054,990
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                            22,054,990
Capital loss carryforward                              (1,921,514,410)*
Unrealized losses--net                                  (186,501,509)**
                                                       ----------------
Total accumulated losses--net                          $(2,085,960,929)
                                                       ================

 * On September 30, 2006, the Fund had a net capital loss carry-forward of $1,921,514,410, of which $74,968,568 expires in 2007,
   $60,400,417 expires in 2008, $387,766,347 expires in 2009,
   $187,386,138 expires in 2010, $684,131,730 expires in 2011,
   $458,613,508 expires in 2012, $8,631,903 expires in 2013 and
   $59,615,799 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income Fund, one of the portfolios constituting BlackRock Bond Fund, Inc. (the "Fund"), formerly High Income Portfolio of Merrill Lynch Bond Fund, Inc., as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income Fund of BlackRock Bond Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by BlackRock High Income Fund of BlackRock Bond Fund, Inc. during the fiscal year ended September 30, 2006:


Interest-Related Dividends for Non-U.S. Residents

Month Paid:                   December 2005                         45.41%*
                              January 2006 - September 2006         73.21%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Directors of the Fund considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between BlackRock Bond Fund, Inc., on behalf of the Fund, and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent directors consulted with their counsel and counsel for the Fund on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board's deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that, Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In its deliberations, the Board considered information received in connection with its most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The Board, including a majority of the Board's independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the investment performance of the Fund, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The Board was given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with its recent review of the Previous Investment Advisory Agreement, the Board had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. The Board also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



In reviewing the Transaction, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rates of compensation, the Board determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The Board noted that in conjunction with the most recent deliberations concerning the Previous Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The Board concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--The Board considered investment performance for the Fund. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The Board believed the Fund's performance was satisfactory. Also, the Board took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Directors of the Fund, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid to BlackRock Advisors.

After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of Fund shareholders.



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Officers and Directors
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                      Position(s)  Length of                                                     Fund Complex   Directorships
                      Held with    Time                                                          Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years        Director       Director
Interested Director


Robert C. Doll, Jr.*  President    2005 to    Vice Chairman and Director of BlackRock, and       129 Funds      None
P.O. Box 9011         and          present    Global Chief Investment Officer for Equities,      174 Portfolios
Princeton,            Director                Chairman of the BlackRock Private Client
NJ 08543-9011                                 Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to 2006
                                              and Chief Investment Officer thereof from 2001
                                              to 2006; President of MLIM and Fund Asset
                                              Management, L.P. ("FAM") from 2001 to 2006;
                                              Co-Head (Americas Region) thereof from 2000 to
                                              2001 and Senior Vice President from 1999 to
                                              2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") from 2001 to 2006; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
   Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Officers and Directors (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                      Position(s)  Length of                                                     Fund Complex   Directorships
                      Held with    Time                                                          Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years        Director       Director
Independent Directors*

Ronald W. Forbes**    Director     1981 to    Professor Emeritus of Finance, School of Business, 50 Funds       None
P.O. Box 9095                      present    State University of New York at Albany since       52 Portfolios
Princeton,                                    2000 and Professor thereof from 1989 to 2000;
NJ 08543-9095                                 International Consultant, Urban Institute,
Age: 66                                       Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery Director     1994 to    Professor, Harvard Business School since 1989;     50 Funds       Newell
P.O. Box 9095                      present    Associate Professor, J.L. Kellogg Graduate School  52 Portfolios  Rubbermaid, Inc.
Princeton,                                    of Management, Northwestern University from                       (manufacturing)
NJ 08543-9095                                 1985 to 1989; Associate Professor, Graduate
Age: 54                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School Publishing since 2005; Director,
                                              McLean Hospital since 2005.


Jean Margo Reid       Director     2004 to    Self-employed consultant since 2001; Counsel       50 Funds       None
P.O. Box 9095                      present    of Alliance Capital Management (investment         52 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 61                                       (investment adviser/broker-dealer) from 1997 to
                                              2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                              from 1994 to 2000; Director and Secretary of
                                              SCB, Inc. since 1998; Director and Secretary of
                                              SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth    Director     2000 to    President, Middle East Institute, from 1995 to     50 Funds       None
P.O. Box 9095                      present    2001; Foreign Service Officer, United States       52 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 71                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West       Director     1980 to    Professor of Finance from 1984 to 1995, Dean       50 Funds       Bowne & Co.,
P.O. Box 9095                      present    from 1984 to 1993 and since 1995 Dean              52 Portfolios  Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                      printers);
NJ 08543-9095                                 Stern School of Business Administration.                          Vornado Realty
Age: 68                                                                                                         Trust (real estate
                                                                                                                company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


Edward D. Zinbarg     Director     2000 to    Self-employed financial consultant since 1994;     50 Funds       None
P.O. Box 9095                      present    Executive Vice President of the Prudential         52 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Officers and Directors (concluded)

                      Position(s)  Length of
                      Held with    Time
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice         1993 to    Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011         President    present    from 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
Princeton,            and          and        thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
NJ 08543-9011         Treasurer    1999 to
Age: 46                            present


Jeffrey Hiller        Fund Chief   2004 to    Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011         Compliance   present    Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,            Officer                 Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011                                 Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 53                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary    2004 to    Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                      present    2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from
NJ 08543-9011                                 2004 to 2006.
Age: 46

 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484


Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Log into your account



BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios


BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios


BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios


BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios


BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.

+++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK HIGH INCOME FUND OF BLACKROCK BOND FUND, INC.      SEPTEMBER 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -  Fiscal Year Ending September 30, 2006 - $41,200
                              Fiscal Year Ending September 30, 2005 - $39,000

            (b) Audit-Related Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            (c) Tax Fees -    Fiscal Year Ending September 30, 2006 - $6,000
                              Fiscal Year Ending September 30, 2005 - $7,300

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending September 30, 2006 - $3,050,250
                Fiscal Year Ending September 30, 2005 - $6,827,388

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
            (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock High Income Fund of BlackRock Bond Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: November 17, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: November 17, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock High Income Fund of BlackRock Bond Fund, Inc.


Date: November 17, 2006